Exhibit 10.3

ADDITIONAL TERM LOAN NOTE

$4,625,400	March 30, 2009

FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”), WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”) , WILP HOLDINGS, INC., a Delaware corporation (“WILP”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”) and HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”; and collectively with P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental the “Co-Borrowers”), jointly and severally promise to pay to the order of CITIBANK, N.A. (the “Lender”), on or before the Additional Term Loan Maturity Date, the principal amount of FOUR MILLION SIX HUNDRED TWENTY FIVE THOUSAND FOUR HUNDRED ($4,625,400) DOLLARS.  The outstanding principal amount hereof is payable in installments in the amounts and on the dates set forth in the Credit Agreement referred to below, provided that the final installment, on the Additional Term Loan Maturity Date, shall be in an amount equal to the remaining principal amount outstanding on the Additional Term Loan Maturity Date.

The Co-Borrowers jointly and severally promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

This Note is one of the “Additional Term Loan Notes” referred to in the Credit Agreement, dated as of June 30, 2004, by and among the Co-Borrowers, Citibank, N.A., as Administrative Agent, and the Lenders (including the Lender) as are, or may from time to time become, parties thereto (as same has been and may be further amended, restated, supplemented or modified, the “Credit Agreement”) and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Additional Term Loan evidenced hereby was made and is to be repaid.  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Each of the Lender and any subsequent holder of this Note shall record the date, Type and amount of each payment or prepayment of principal of the Loans on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or any holder to set forth the Additional Term Loan, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Additional Term Loan made by the Lender in accordance with the terms of this Note.

This Note is subject to prepayment as provided in Section 3.03 of the Credit Agreement.

Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Citibank, N.A., as Administrative Agent for the Lenders under the Credit Agreement, located at 730 Veterans Memorial Highway, Hauppauge, New York 11788 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Each Co-Borrower and each endorser of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

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IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING CORPORATION
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
COUNTRYWIDE HARDWARE, INC.
NATIONWIDE INDUSTRIES, INC.
WOODMARK INTERNATIONAL, L.P.
By:	Countrywide Hardware, Inc., its General
Partner
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.
CONTINENTAL TOOL GROUP, INC.
HY-TECH MACHINE, INC.

By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr., the Vice President of each of the corporations named above